UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2017

ServiceSource International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 17th Street, 5th Floor

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 889-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2017, the Board of Directors (the “Board”) of ServiceSource International, Inc. (the “Company” or “ServiceSource”) appointed Richard Walker as a director to the Company’s Board. Mr. Walker joins the Board as a Class III director, with a term expiring at the Company’s 2020 annual meeting of stockholders, and will serve on the Company’s Nominating and Corporate Governance Committee. Mr. Walker fills a vacancy created by the resignation of James C. Madden, who resigned from the Board effective October 16, 2017. Mr. Madden does not have any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, and resigned for personal reasons.

Mr. Walker will receive compensation as a non-employee director in accordance with the Company’s director compensation program as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2017, including an initial restricted stock unit grant valued at $350,000, with a three-year vesting schedule, and an annual restricted stock unit grant that will be prorated from the effective date of Mr. Walker’s appointment to the Board. The Company also entered into an indemnification agreement with Mr. Walker in the same form as the Company’s standard form indemnification agreement with its other directors.

The Board determined that Mr. Walker is an “independent director” as defined by the rules of the Nasdaq Stock Market. There are no arrangements or understandings between Mr. Walker and any other person pursuant to which he was selected as a director, nor are there any transactions, or proposed transactions, to which ServiceSource was or is to be a party and in which Mr. Walker had or will have a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K, nor are there any family relationships among Mr. Walker and any other directors or officers of the Company.

Item 7.01	Regulation FD Disclosure.

On October 18, 2017, ServiceSource issued a press release announcing Mr. Walker’s appointment to the Board. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated October 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2017

SERVICESOURCE INTERNATIONAL, INC.

	By:	/s/ Patricia Elias
	Name:	Patricia Elias
	Title:	Senior Vice President, General Counsel